UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 25, 2018

ASHLAND GLOBAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-211719	81-2587835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard
Covington, Kentucky 41011
Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

As previously disclosed in the Proxy Statement filed by Ashland Global Holdings Inc. (“Ashland”) with the Securities and Exchange Commission (“SEC”) on December 6, 2017 (the “Proxy Statement”), George A. Schaefer, Jr. did not seek re-election to Ashland’s Board of Directors and is no longer a director of Ashland effective as of Ashland’s Annual Meeting of Stockholders on January 25, 2018 (the “Annual Meeting”).

Adoption of the Ashland Global Holdings Inc. 2018 Omnibus Incentive Compensation Plan and the Form of Award Agreements

At the Annual Meeting, the stockholders approved the Ashland Global Holdings Inc. 2018 Omnibus Incentive Compensation Plan (the “2018 Omnibus Plan”).  The 2018 Omnibus Plan provides for awards in the form of Options, Stock Appreciation Rights (“SARs”), Restricted Shares, Restricted Stock Units (“RSUs”), Performance Compensation Awards, Performance Units, Cash Incentive Awards, Deferred Share Units and other equity-based or equity-related awards that the Committee determines are consistent with the purpose of the plan and the interests of Ashland.

An aggregate of 3,311,779 new shares of Common Stock, par value $0.01 per share (the “Common Stock”), of Ashland have been reserved for issuance under the Plan, plus any shares remaining available for future grants of awards under the Amended and Restated 2015 Ashland Global Holdings Inc. Incentive Plan (the “Prior Plan”).  The maximum aggregate number of shares that may be delivered pursuant to ISOs granted under the 2018 Omnibus Plan would be 4,000,000.

For purpose of counting the number of shares available to be issued under the 2018 Omnibus Incentive Plan, any shares of Common Stock underlying an award other than a stock option, stock-settled SAR or cash-based award (collectively, the “Full-Value Awards”) that are issued or delivered under the Plan will reduce the shares available under the Plan by 2.0 shares for every one share of Common Stock issued or delivered in connection with such Full-Value Award, and any shares covered by an Award other than a Full-Value Award will reduce the shares of Common Stock available under the Plan by one share for every one share of Common Stock issued or delivered under such Award.

Awards under the 2018 Omnibus Plan may only be granted to regular, full-time or part-time employees of the Company or any of its Affiliates (“Participants”) and directors who are not employees (“Independent Directors").  No Awards may be granted under the Plan after January 25, 2028.

Certain Awards are based on the attainment of “Performance Goals,” which means performance goals as may be established by the Compensation Committee. Such goals may be absolute in their terms or measured against or in relation to other companies comparably or otherwise situated. Such Performance Goals may be relative to stock market indices or such other published or special indices as the Compensation Committee deems appropriate and/or may be based on the performance of the Company generally or one or more of its subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, and/or the performance of the individual Participant.

The Compensation Committee will have the exclusive authority to administer the 2018 Omnibus Plan and may, to the extent permitted by applicable laws, delegate authority under the Plan to one or more directors or employees. The Governance & Nominating Committee will have the exclusive authority to administer the 2018 Omnibus Plan for Independent Directors.

Additionally, on January 24, 2018, the Compensation Committee approved the form of award agreements to be used for future grants to Participants under the 2018 Omnibus Plan in accordance with the terms of the Plan.

For more information about the 2018 Omnibus Plan, see Ashland’s Proxy Statement filed with the SEC.  The summary is qualified in its entirety by reference to the full text of the 2018 Omnibus Plan and the Form of Award Agreements attached as Exhibits 10.1 through 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, a total of 55,157,419 shares of Common Stock, representing 88% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are described below.  In accordance with Ashland’s customary practice, Mr. Peribere, a newly elected director, will enter into Ashland’s standard director Indemnification Agreement.  Mr. Peribere will join the Compensation and Environmental, Health, Safety and Quality Committees.

Proposal 1:  All of the nominees for director were elected to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Brendan M. Cummins	49,258,835	859,912	445,729	4,592,943
William G. Dempsey	49,557,158	824,668	182,650	4,592,943
Jay V. Ihlenfeld	49,972,714	411,908	179,854	4,592,943
Susan L. Main	49,824,988	404,053	335,435	4,592,943
Jerome A. Peribere	50,125,281	256,865	182,330	4,592,943
Barry W. Perry	49,868,896	355,179	340,401	4,592,943
Mark C. Rohr	49,372,697	848,214	343,565	4,592,943
Janice J. Teal	49,946,688	444,872	172,916	4,592,943
Michael J. Ward	49,714,000	672,551	177,925	4,592,943
Kathleen Wilson-Thompson	50,021,256	367,378	175,842	4,592,943
William A. Wulfsohn	49,195,257	1,157,428	211,791	4,592,943

Proposal 2:  The appointment of Ernst & Young LLP as Ashland’s independent registered public accountants for fiscal 2018 was ratified by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
53,474,999	1,561,852	120,568	0

 Proposal 3:  The non-binding advisory resolution approving the compensation paid to Ashland’s named executive officers, as disclosed in Ashland’s Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
48,553,601	1,605,630	405,245	4,592,943

 Proposal 4:  The stockholders approved the Ashland Global Holdings Inc. 2018 Omnibus Incentive Compensation Plan by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
47,227,684	2,937,011	399,781	4,592,943

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
10.1	Ashland Global Holdings Inc. 2018 Omnibus Incentive Compensation Plan

10.2	Form of Stock-Settled Restricted Stock Unit Award Agreement

10.3	Form of Restricted Stock Award Agreement

10.4	Form of Stock Appreciation Rights Award Agreement

10.5	Form of Performance Unit Award Agreement

10.6	Form of Cash-Settled Restricted Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC.
(Registrant)

January 26, 2018	/s/ Peter J. Ganz
Peter J. Ganz
Senior Vice President, General Counsel and Secretary

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